Exhibit 99.1

INDUSTRIAL LOGISTICS fo @ PROPERTIES TRUST ° INVESTOR PRESENTATION June 2026 A /\ 28 SYor-lar-lalelelgepesi@s 1,015,740 Square Feet | ILPT Ownership: 100% Spartanburg, SC 1,015,740 Square Feet ILPT Ownership: 100% June 2026 INVESTOR PRESENTATION

2 INDUSTRIAL LOGISTICS PROPERTIES TRUST Warning Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: demand for ILPT’s assets; ILPT’s future leasing activity and pipeline; ILPT’s cash savings from debt refinancing; strategic priorities, including future refinancing and deleveraging activities; and ILPT’s availability of cash on hand to fund operations, capital needs and debt service. Forward-looking statements reflect ILPT’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause ILPT’s actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause its actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: whether ILPT's tenants will renew or extend their leases or whether ILPT will obtain replacement tenants on terms as favorable to it as the terms of its existing leases; ILPT's ability to successfully compete for tenancies, the likelihood that the rents it realizes will increase when ILPT renews or extends its leases, enters new leases, or its rents reset at ILPT’s properties located in Hawaii; ILPT’s ability to maintain high occupancy at its properties; ILPT’s ability to reduce its leverage, generate cash flow and take advantage of mark-to-market leasing opportunities; ILPT's ability to cost-effectively raise and balance its use of debt or equity capital; ILPT’s ability to pay interest on and principal of its debt; ILPT’s ability to purchase cost effective interest rate caps; Mountain JV’s ability to refinance its debt on the expected terms or timeline; ILPT's expected capital expenditures and leasing costs; ILPT’s ability to maintain sufficient liquidity; ILPT’s ability and the ability of its tenants to operate under unfavorable market and commercial real estate industry conditions, due to uncertainties surrounding interest rates and inflation, changing tariffs and trade policies and related uncertainty, supply chain disruptions, emerging technologies, volatility in the public equity and debt markets, geopolitical instability and tensions, pandemics, any U.S. government shutdowns, economic downturns or a possible recession, labor market conditions or changes in real estate utilization; demand for industrial and logistics properties; whether the industrial and logistics sector and the extent to which ILPT's tenants’ businesses are critical to sustaining a resilient supply chain and that ILPT's business will benefit as a result; competition within the commercial real estate industry, particularly for industrial and logistics properties in those markets in which ILPT’s properties are located; ILPT’s tenant and geographic concentrations; ILPT’s tenants’ ability and willingness to pay their rent obligations to ILPT; the credit qualities of ILPT’s tenants; changes in the security of cash flows from ILPT’s properties; potential defaults of ILPT's leases by its tenants; ILPT’s ability to pay distributions to its shareholders and to increase or sustain the amount of such distributions; ILPT’s ability to sell properties at prices or returns it targets, and the timing of such sales; ILPT's ability to complete sales without delay, or at all, pursuant to existing agreement terms; ILPT’s ability to sell additional equity interests in, or contribute additional properties to, its existing joint ventures, to enter into additional real estate joint ventures or to attract co-venturers and benefit from its existing joint ventures or any real estate joint ventures ILPT may enter into; risks and uncertainties regarding the development, redevelopment or repositioning of ILPT’s properties, including as a result of inflation, cost overruns, tariffs, supply chain challenges, labor market conditions, construction delays or ILPT's inability to obtain necessary permits; ILPT’s ability to lease space at these properties at targeted returns and volatility in the commercial real estate markets; ILPT’s ability to prudently pursue, and successfully and profitably complete, expansion and renovation projects at its properties and to realize its expected returns on those projects; non-performance by the counterparty to ILPT's interest rate cap; the ability of ILPT’s manager, The RMR Group LLC, or RMR, to successfully manage it; changes in environmental laws or in their interpretations or enforcement as a result of climate change or otherwise, or ILPT’s incurring environmental remediation costs or other liabilities; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters; limitations imposed by and ILPT’s ability to satisfy complex rules to maintain its qualification for taxation as a real estate investment trust, or REIT for U.S. federal income tax purposes; actual and potential conflicts of interest with ILPT’s related parties, including its Managing Trustees, RMR and others affiliated with them; acts of terrorism, war or other hostilities, outbreaks of pandemics or other public health safety events or conditions, global climate change or other manmade or natural disasters beyond ILPT's control; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in ILPT’s periodic filings. The information contained in ILPT’s filings with the Securities and Exchange Commission, or SEC, including under the caption “Risk Factors” in ILPT’s periodic reports, or incorporated therein, identifies important factors that could cause differences from ILPT’s forward-looking statements in this presentation. ILPT’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon ILPT’s forward-looking statements. Except as required by law, ILPT does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Notes Regarding Certain Information in this Presentation This presentation contains industry and statistical data that ILPT obtained from various third party sources. Nothing in the data used or derived from third party sources should be construed as investment advice. Some data and other information presented are also based on ILPT’s good faith estimates and beliefs derived from its review of internal surveys and independent sources and its experience. ILPT believes that these external sources, estimates and beliefs are reliable and reasonable, but it has not independently verified them. Although ILPT is not aware of any misstatements regarding the data presented herein, these estimates and beliefs involve inherent risks and uncertainties and are based on assumptions that are subject to change. Unless otherwise noted, all data presented are as of or for the three months ended March 31, 2026. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures including FFO and Normalized FFO attributable to common shareholders, EBITDA, EBITDAre, Adjusted EBITDAre, NOI and Cash Basis NOI. Calculations of, and reconciliations for these metrics to the closest GAAP metrics, are included in an Appendix hereto. Please refer to Definitions in the Appendix for terms used throughout this presentation. WARNING REGARDING FORWARD LOOKING STATEMENTS, DISCLAIMERS AND NON-GAAP FINANCIAL MEASURES

3 INDUSTRIAL LOGISTICS PROPERTIES TRUST ILPT AT A GLANCE Industrial Logistics Properties Trust (Nasdaq: ILPT) is a REIT focused on owning and leasing high quality industrial and logistics properties. Approximately 77% of ILPT’s annualized rental revenues are derived from investment grade tenants, tenants that are subsidiaries of investment grade rated entities or Hawaii land leases. U.S. REIT with 409 Industrial & Logistics Properties Located in 39 States 7.4 Years of Weighted Average Remaining Lease Term 28% Annualized Rental Revenues from Properties in Hawaii 95% Occupancy $0.20 Per Share Annualized Dividend Sand Island Industrial Land Honolulu, HI ILPT Ownership: 100% Approximately 60 Million Rentable Square Feet Approximately $100 Million Cash on Hand

4 INDUSTRIAL LOGISTICS PROPERTIES TRUST © GeoNames, Microsoft, TomTom Powered by Bing 4 1 1 7 15 7 4 1 11 9 5 4 3 5 3 7 4 5 1 2 1 2 5 20 6 2 10 1 6 10 2 6 1 1 2 HI 28.0% OH 6.9% SC 5.9% FL IN 4.9% 4.9% GA 4.9% TX 4.2% NJ 3.3% TN 2.8% VA 2.7% 29 Other States 31.5% GEOGRAPHIC DIVERSITY WITH A UNIQUE HAWAIIAN FOOTPRINT Location and Number of Properties Geographic Mix of Total Annualized Rental Revenues • 183 industrial and logistics properties located in 38 states. • 42.9 million rentable square feet that is 98% leased with a 4.2-year WALT. • Accounts for 72% of annualized rental revenues. • Leases are generally triple net and typically include fixed rent increases. • Tenants have invested significantly in improvements. • 226 well-located properties near Oahu’s prime central business district. • 16.7 million rentable square feet that is 86% leased with a 13.5-year WALT. • Accounts for 28% of annualized rental revenues. • Leases are primarily ground leases and typically include fixed rent increases or periodic rent resets to fair market value. • Location and scarcity of land continues to drive portfolio value. Mainland Properties Hawaii Properties 226 3 2 3 4 2

5 INDUSTRIAL LOGISTICS PROPERTIES TRUST RECENT PERFORMANCE (1) Reflects change from the prior rents for the same space. Based on weighted average by square feet. (2) Figures represent a decline in ILPT’s net loss attributable to common shareholders for the periods shown. (3) Reflects change from the prior year period. Full Year 2025 1Q26 Leasing Activity (SF) 7,315,000 862,000 Rental Rates (1) +22.9% +26.3% Leasing Activity WALT (by SF) 8.1 years 5.6 years Net Loss per Share (2)(3) +31.5% +57.6% Adjusted EBITDAre (3) +1.2% +2.0% Cash Basis NOI (3) +2.9% +4.2% Normalized FFO Attributable to Common Shareholders (3) +79.8% +63.0% CAD Attributable to Common Shareholders Payout Ratio 30.3% 29.4% North East, MD 1,194,744 Square Feet ILPT Ownership: 100%

6 INDUSTRIAL LOGISTICS PROPERTIES TRUST • Closed $1.6 billion fixed rate, interest-only mortgage loan at 5.71% interest rate for Mountain JV in May 2026 – Used proceeds to repay $1.6 billion of floating rate and amortizing debt, unlocking ~$20 million in annual cash flow – Secured by 90 mainland properties – Minimized exposure to interest rate volatility and improved cash flow • Completed 862,000 of leasing in 1Q26 at a weighted average rent roll-up of 26.3%, marking the 6th consecutive quarter of double digit rent growth – Lease renewal accounted for ~70%, reflecting strong tenant retention and portfolio stability • Advanced leasing pipeline, consisting of 6 million square feet with more than 2 million square feet in advanced negotiation – Fully leased a 532,000 square foot vacancy in Indianapolis in May, accomplishing a key 2026 initiative • Ended 1Q26 with $99.5 million of cash on hand, providing liquidity to fund operations, capital needs and debt service • Paid a regular quarterly cash dividend on common shares of $0.05 per share in May 2026 RECENT DEVELOPMENTS 2026 Year To Date Burlington, NJ 633,836 Square Feet ILPT Ownership: 100%

7 INDUSTRIAL LOGISTICS PROPERTIES TRUST Warehouse & Distribution 65% Ground Lease 28% Light Manufacturing 7% HIGH QUALITY INDUSTRIAL PROPERTIES Property Type (1) Tenant Industry Type % of Total Annualized Rental Revenues Transportation & Shipping 36.8% Automotive 8.7% Construction & Building Materials 8.5% E-Commerce 8.3% Food & Beverage 6.8% Wholesale Trade 5.6% Real Estate & Financial 5.0% Industrial, Commercial, Electronic 2.5% Misc. Manufacturing 2.4% Paper & Packaging 2.0% Furniture 1.9% Technology & Communications 1.5% Energy 1.5% Other 8.5% Total 100.0% Industrial properties anchored by tenants with strong business profiles in thriving industries. (1) By percent of total ILPT annualized rental revenues.

8 INDUSTRIAL LOGISTICS PROPERTIES TRUST STRONG CREDIT PROFILE ACROSS SECTORS Approximately 77% of annualized rental revenues are derived from investment grade rated tenants/subsidiaries or from secure Hawaii land leases. Other Unrated or Non-IGR Other Leased Hawaii Lands Investment Grade Rated and Their Subsidiaries 56.5% Other Leased Hawaii Lands 20.4% Other Unrated or Non-Investment Grade 23.1% Top 10 Tenants (1) % of Total Annualized Rental Revenues 1 FedEx Corporation 27.7% 2 Amazon.com Services, Inc. 7.6% 3 Home Depot U.S.A., Inc. 2.3% 4 Restoration Hardware, Inc. 1.9% 5 OldCo Tire Distributors, Inc. 1.6% 6 UPS Supply Chain Solutions, Inc. 1.5% 7 Servco Pacific, Inc. 1.4% 8 Berkshire Hathaway Inc. 1.3% 9 DHL Group 1.2% 10 TD SYNNEX Corporation 1.1% Total 47.6% (1) Includes any applicable subsidiaries of named tenants. Tenant Credit Characteristics % of Total Annualized Rental Revenues

9 INDUSTRIAL LOGISTICS PROPERTIES TRUST Mountain Industrial JV (2) Consolidated ILPT (1) 61% Ownership (1) Excludes one consolidated mainland property containing approximately 64,000 rentable square feet located in New Jersey in which ILPT has an approximate 67% ownership interest. (2) Amounts shown reflect 100% ownership interest of this joint venture, not ILPT’s proportionate share thereof. (3) Rental rates are based on weighted average by square feet. PORTFOLIO RESULTS Q1 2026 Hawaii Properties Mainland Properties 100% Ownership 226 Properties 86.2% Occupancy $23.8M NOI $22.9M Cash Basis NOI $22.9M Adjusted EBITDAre $740.5M Total Gross Assets $857.1M Total Debt (Principal) $12.3M Normalized FFO 275,000 SF Leasing Activity +39.3% Rental Rates (3) 88 Properties 95.7% Occupancy $31.6M NOI $30.3M Cash Basis NOI $29.2M Adjusted EBITDAre $1.8B Total Gross Assets $1.7B Total Debt (Principal) $5.4M Normalized FFO 428,000 SF Leasing Activity +13.7% Rental Rates (3) 94 Properties 100.0% Occupancy $34.6M NOI $33.9M Cash Basis NOI $31.0M Adjusted EBITDAre $3.1B Total Gross Assets $1.7B Total Debt (Principal) $2.2M Normalized FFO 158,000 SF Leasing Activity 25.2% Rental Rates (3)

2,319 171 836 3,989 862 18.9% 21.1% 22.4% 25.7% 26.3% 0.0 500.0 1,000.0 1,500.0 2,000.0 2,500.0 3,000.0 3,500.0 4,000.0 1Q25 2Q25 3Q25 4Q25 1Q26 Total Leasing (Sq. Ft.) Rental Rate Increases PROACTIVE ASSET MANAGEMENT AND LEASING (square footage in thousands) INDUSTRIAL LOGISTICS PROPERTIES TRUST ILPT executed 5.9 million square feet of leasing over the past 12 months at a rent roll-up of approximately 25% and has a strong leasing pipeline of mark-to-market opportunities to drive further organic cash flow growth. 22 Transactions ~6 Million Total Square Feet Leasing Pipeline ~2 Million Square feet in advanced stages of negotiation Leasing Activity 10

LEASE EXPIRATIONS AND RENT RESETS BY INVESTMENT PORTFOLIO (1) INDUSTRIAL LOGISTICS PROPERTIES TRUST 1.4% 2.5% 2.8% 6.0% 3.0% 2026 2027 2028 2029 2030 1.2% 3.7% 3.8% 2.7% 4.7% 2026 2027 2028 2029 2030 0.7% 1.9% 2.3% 2.7% 2.2% 2026 2027 2028 2029 2030 3.3% 8.1% 8.9% 11.4% 9.9% 2026 2027 2028 2029 2030 Total Mainland Lease Expirations Total Hawaii Expirations and Resets (1) By percent of total ILPT annualized rental revenues. Total Consolidated Portfolio Expirations and Rent Resets Wholly Owned Mainland Property Expirations Hawaii Property Expirations and Rent Resets Mountain Joint Venture Expirations 11

$650 $1,160 $700 $1,711 2026 2027 2028 2029 2030 Thereafter Secured Fixed Rate Debt Secured Fixed Rate Debt of Mountain JV DEBT SUMMARY INDUSTRIAL LOGISTICS PROPERTIES TRUST Key Facts (1) Debt Maturity Schedule (1) • Total consolidated debt of $4.2 billion • No debt maturities until 2029 • Weighted average debt maturity term of 4.6 years, excluding extension options • Weighted average interest rate on debt of 5.48% • Consolidated net debt to annualized Adjusted EBITDAre of 11.6x (dollars in millions) (1) As of June 1, 2026. In May 2026, Mountain JV closed on a $1.62 billion five-year, fixed rate, interest only mortgage loan at 5.71% and used the net proceeds to repay in full its $1.4 billion floating rate loan and $0.2 billion of fixed rate amortizing debt. Murfreesboro, TN 1,016,281 Square Feet ILPT Ownership: 100% 12

FINANCIAL GUIDANCE INDUSTRIAL LOGISTICS PROPERTIES TRUST (1) Dollar and share amounts in thousands. (2) ILPT does not provide a reconciliation of non-GAAP measures that it discloses as part of its second quarter and full year guidance because certain significant information required for such reconciliation is not available without unreasonable efforts, or at all, including any recovery or loss on impairment of real estate, any gain or loss on sale of real estate, any loss on extinguishment of debt and equity in earnings or losses of unconsolidated joint venture. These items that would be contained in the comparable GAAP measures are not indicative of ILPT’s ongoing operations, are uncertain, depend on various factors, and could have a material impact on ILPT’s GAAP results for the guidance period. This guidance was issued on April 29, 2026 and has not been updated herewith. (3) General and administrative expense assumptions exclude the impact of business management incentive fees, if any. Q2 2026 Full Year 2026 Low End High End Low End High End NOI $88.5M $89.5M $357.0M $362.0M Adjusted EBITDAre $85.5M $86.5M $344.0M $349.0M Normalized FFO attributable to common shareholders $20.5M $21.5M $84.0M $89.0M Normalized FFO attributable to common shareholders per diluted share $0.31 $0.33 $1.27 $1.34 Guidance Assumptions (1)(2) • A vacant property in Indianapolis, IN (532K SF) is fully leased in June 2026, contributing mid-point NOI growth of approximately 2.8% compared to full year 2025 • A vacant property in Hawaii (2.2M SF) remains vacant • Mid-point general and administrative expense of approximately $8,500 and $33,000, respectively (3) • Mountain JV refinances its $1,400,000 floating rate loan and $204,999 of fixed rate amortizing debt in May 2026 with a $1,620,000 five-year, fixed rate, interest only mortgage loan at 5.71% • Mid-point interest expense of approximately $61,000 and $245,000, respectively • Weighted average outstanding shares of approximately 66,200 and 66,300, respectively • No acquisitions or dispositions 13

June 2026 APPENDIX Carlisle, PA 205.090 Square Feet -. ILPT Ownership: 22% 14 INDUSTRIAL LOGISTICS PROPERTIES TRUST Carlisle, PA 205.090 Square Feet ILPT Ownership: 22% June 2026 APPENDIX

15 INDUSTRIAL LOGISTICS PROPERTIES TRUST Industrial Residential Senior Living Medical Office Life Science Hotels Retail Office ILPT IS MANAGED BY THE RMR GROUP Over $37 Billion in AUM Over 800 Real Estate Professionals More Than 30 Offices Nationwide Approximately 1,800 Properties RMR Platform National Multi-Sector Investment Platform RMR Clients Information on this page is as of March 31, 2026. Private Real Estate Vehicles 32% $11.7 Billion Private Capital 68% $25.4 Billion Perpetual Capital

16 INDUSTRIAL LOGISTICS PROPERTIES TRUST • Base business management fee: 0.5% multiplied by the lower of (i) gross historical cost of real estate or (ii) average market cap. (1) • Property management fees: 3% of gross collected rents and 5% of construction costs. • Incentive management fee: 12% of the positive outperformance of ILPT’s total return per share compared to the MSCI U.S. REIT/Industrial REIT Index over a three year period multiplied by equity market capitalization. (Note: If ILPT outperforms its benchmark index but total shareholder returns are negative, RMR does not get paid.) (1) The first $250 million of the base business management fee calculation is subject to a fee of 0.7%. Market cap includes equity market capitalization plus debt. • If ILPT's market cap is less than its historical cost of real estate and ILPT's stock price increases, base management fees to RMR increase to a maximum of 50 bps of the historical cost of real estate.(1) • If ILPT's market cap is less than its historical cost of real estate and ILPT's stock price decreases, base management fees to RMR decrease.(1) • Incentive fee structure keeps RMR focused on increasing total shareholder return. • ILPT shareholders have visibility into RMR, a publicly traded company. • ILPT benefits from RMR’s national footprint and economies of scale of a $37 billion platform. Key Terms of Management Agreements MANAGEMENT ALIGNED WITH SHAREHOLDER INTERESTS Alignment of Interests

17 INDUSTRIAL LOGISTICS PROPERTIES TRUST COMMITMENT TO SUSTAINABILITY Impact Through Action Green Building Certifications (1) Dedicated Leadership 4 PROPERTIES 1.3 MILLION SF GREEN LEASE LEADERS — GOLD PARTNER 4 PROPERTIES 0.6 MILLION SF 56 PROPERTIES 10.0 MILLION SF ILPT’s Board of Trustees ILPT’s Board of Trustees demonstrates a strong dedication to environmental and sustainable initiatives and embodies a rich diversity in professional experience and national background, leveraging a wide rage of expertise and perspective. Learn more about the Sustainability programs of ILPT’s manager, The RMR Group, through its most recently published Sustainability Report. 43% Women 71% Independent (1) Certifications as of December 31, 2025. ILPT’s business strategy incorporates a focus on sustainable approaches to operating its properties in a manner that benefits shareholders, tenants and the communities in which they are located. Substantially all of ILPT’s properties are net leased to third-party tenants that assume operating responsibilities for their properties, which limits its ability to directly influence operational efficiencies. However, ILPT encourages its tenants to operate properties in ways that improve the economic performance of their operations, while simultaneously managing energy and water consumption and greenhouse gas emissions. 14% Underrepresented Communities

INDUSTRIAL LOGISTICS PROPERTIES TRUST

SELECTED FINANCIAL INFORMATION

(dollars in thousands, except per share data)	As of and for the Three Months Ended				
	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Selected Income Statement Data:					
Rental income	$ 116,419	$ 113,910	$ 110,936	$ 112,097	$ 111,905
Net loss	$ (17,859)	$ (10,574)	$ (30,431)	$ (30,394)	$ (31,169)
Net loss attributable to common shareholders	$ (9,427)	$ (1,780)	$ (21,565)	$ (21,310)	$ (21,532)
NOI	$ 90,307	$ 88,104	$ 86,950	$ 87,557	$ 87,502
Cash Basis NOI	$ 87,310	$ 85,647	$ 84,749	$ 84,672	$ 83,780
Adjusted EBITDAre	$ 86,994	$ 85,059	$ 84,086	$ 84,968	$ 85,324
FFO attributable to common shareholders	$ 20,416	$ 17,915	$ 14,947	$ 7,427	$ 12,523
Normalized FFO attributable to common shareholders	$ 21,983	$ 18,878	$ 17,385	$ 13,808	$ 13,490
CAD attributable to common shareholders	$ 11,130	$ 10,032	$ 11,273	$ 10,500	$ 11,633
Rolling four quarter CAD attributable to common shareholders	$ 42,935	$ 43,438	$ 41,102	$ 41,076	$ 44,581
Per Common Share Data (basic and diluted):					
Net loss attributable to common shareholders	$ (0.14)	$ (0.03)	$ (0.33)	$ (0.32)	$ (0.33)
FFO attributable to common shareholders	$ 0.31	$ 0.27	$ 0.23	$ 0.11	$ 0.19
Normalized FFO attributable to common shareholders	$ 0.33	$ 0.29	$ 0.26	$ 0.21	$ 0.20
CAD attributable to common shareholders	$ 0.17	$ 0.15	$ 0.17	$ 0.16	$ 0.18
Rolling four quarter CAD attributable to common shareholders	$ 0.65	$ 0.66	$ 0.63	$ 0.63	$ 0.68
Dividends:					
Annualized dividends paid per share	$ 0.20	$ 0.20	$ 0.20	$ 0.04	$ 0.04
Annualized dividend yield (at end of period)	3.5%	3.6%	3.4%	0.9%	1.2%
Annualized Normalized FFO attributable to common shareholders payout ratio	15.2%	17.2%	19.2%	4.8%	5.0%
CAD attributable to common shareholders payout ratio	29.4%	33.3%	29.4%	6.3%	5.6%
Rolling four quarter CAD attributable to common shareholders payout ratio	30.8%	30.3%	31.7%	6.3%	5.9%
Selected Balance Sheet Data:					
Total cash and cash equivalents	$ 99,500	$ 94,812	$ 83,173	$ 58,559	$ 107,951
Total gross assets	$ 5,847,063	$ 5,838,254	$ 5,827,389	$ 5,818,254	$ 5,919,339
Total assets	$ 5,166,764	$ 5,189,944	$ 5,218,846	$ 5,238,548	$ 5,363,625
Total liabilities	$ 4,283,073	$ 4,289,246	$ 4,305,216	$ 4,290,784	$ 4,386,712
Total equity	$ 883,691	$ 900,698	$ 913,630	$ 947,764	$ 976,913

18

INDUSTRIAL LOGISTICS PROPERTIES TRUST

CALCULATION OF NON-GAAP FINANCIAL MEASURES

(dollars in thousands)	For the Three Months Ended					For the Year Ended
	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2025
Calculation of NOI and Cash Basis NOI:						
Rental income	$ 116,419	$ 113,910	$ 110,936	$ 112,097	$ 111,905	$ 448,848
Real estate taxes	(16,014)	(16,658)	(15,205)	(15,662)	(14,154)	(61,679)
Other operating expenses	(10,098)	(9,148)	(8,781)	(8,878)	(10,249)	(37,056)
NOI	**90,307**	**88,104**	**86,950**	**87,557**	**87,502**	**350,113**
Non-cash revenues	(2,997)	(2,457)	(2,201)	(2,885)	(3,722)	(11,265)
Cash Basis NOI	**$ 87,310**	**$ 85,647**	**$ 84,749**	**$ 84,672**	**$ 83,780**	**$ 338,848**
Reconciliation of net loss to NOI and Cash Basis NOI:						
Net loss	$ (17,859)	$ (10,574)	$ (30,431)	$ (30,394)	$ (31,169)	$ (102,568)
Equity in (earnings) losses of unconsolidated joint venture	(2,871)	(14,643)	(2,236)	(4,144)	1,042	(19,981)
Income tax expense	114	15	31	30	28	104
Loss before income taxes and equity in earnings of unconsolidated joint venture	(20,616)	(25,202)	(32,636)	(34,508)	(30,099)	(122,445)
Loss on extinguishment of debt	–	–	–	5,070	–	5,070
Loss on sale of real estate	–	1,376	–	–	–	1,376
Interest expense	61,702	63,362	63,470	67,914	69,813	264,559
Interest and other income	(1,044)	(1,139)	(1,585)	(2,024)	(1,968)	(6,716)
Loss on impairment of real estate	–	–	6,081	–	–	6,081
General and administrative	9,464	8,475	10,586	9,662	8,238	36,961
Depreciation and amortization	40,801	41,232	41,034	41,443	41,518	165,227
NOI	**90,307**	**88,104**	**86,950**	**87,557**	**87,502**	**350,113**
Non-cash revenues	(2,997)	(2,457)	(2,201)	(2,885)	(3,722)	(11,265)
Cash Basis NOI	**$ 87,310**	**$ 85,647**	**$ 84,749**	**$ 84,672**	**$ 83,780**	**$ 338,848**

19

INDUSTRIAL LOGISTICS PROPERTIES TRUST

CALCULATION OF NON-GAAP FINANCIAL MEASURES (Continued)

(dollars in thousands)	For the Three Months Ended 3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	For the Year Ended 12/31/2025
Net loss	$ (17,859)	$ (10,574)	$ (30,431)	$ (30,394)	$ (31,169)	$ (102,568)
Plus: interest expense	61,702	63,362	63,470	67,914	69,813	264,559
Plus: income tax expense	114	15	31	30	28	104
Plus: depreciation and amortization	40,801	41,232	41,034	41,443	41,518	165,227
EBITDA	84,758	94,035	74,104	78,993	80,190	327,322
Loss on impairment of real estate	–	–	6,081	–	–	6,081
Loss on sale of real estate	–	1,376	–	–	–	1,376
Equity in (earnings) losses of unconsolidated joint venture	(2,871)	(14,643)	(2,236)	(4,144)	1,042	(19,981)
Share of EBITDAre from unconsolidated joint venture	3,175	3,067	3,025	2,861	2,878	11,831
EBITDAre	85,062	83,835	80,974	77,710	84,110	326,629
Plus: general and administrative expense paid in common shares	365	261	674	877	247	2,059
Plus: incentive management fees	1,567	963	2,438	1,311	967	5,679
Plus: loss on extinguishment of debt	–	–	–	5,070	–	5,070
Adjusted EBITDAre	**$ 86,994**	**$ 85,059**	**$ 84,086**	**$ 84,968**	**$ 85,324**	**$ 339,437**
Net loss attributable to common shareholders	$ (9,427)	$ (1,780)	$ (21,565)	$ (21,310)	$ (21,532)	$ (66,187)
Equity in (earnings) losses of unconsolidated joint venture	(2,871)	(14,643)	(2,236)	(4,144)	1,042	(19,981)
Loss on impairment of real estate	–	–	6,081	–	–	6,081
Loss on sale of real estate	–	1,376	–	–	–	1,376
Depreciation and amortization	40,801	41,232	41,034	41,443	41,518	165,227
Share of FFO from unconsolidated joint venture	1,849	1,711	1,623	1,475	1,505	6,314
FFO adjustments attributable to noncontrolling interests	(9,936)	(9,981)	(9,990)	(10,037)	(10,010)	(40,018)
FFO attributable to common shareholders	20,416	17,915	14,947	7,427	12,523	52,812
Incentive management fees	1,567	963	2,438	1,311	967	5,679
Loss on extinguishment of debt	–	–	–	5,070	–	5,070
Normalized FFO attributable to common shareholders	**$ 21,983**	**$ 18,878**	**$ 17,385**	**$ 13,808**	**$ 13,490**	**$ 63,561**

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INDUSTRIAL LOGISTICS PROPERTIES TRUST

CALCULATION OF NON-GAAP FINANCIAL MEASURES (Continued)

	For the Three Months Ended					For the Year Ended
(dollars in thousands, except per share data)	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2025
Normalized FFO attributable to common shareholders	$ 21,983	$ 18,878	$ 17,385	$ 13,808	$ 13,490	$ 63,561
Plus (minus): Non-cash interest expense	4,417	4,964	5,028	7,631	10,587	28,210
Non-cash revenues	(2,997)	(2,457)	(2,201)	(2,885)	(3,722)	(11,265)
General and administrative expense paid in common shares	365	261	674	877	247	2,059
Capital expenditures	(2,518)	(7,080)	(6,737)	(5,151)	(3,959)	(22,927)
Principal amortization	(4,807)	(4,763)	(4,720)	(4,677)	(4,633)	(18,793)
Share of Normalized FFO from unconsolidated joint venture	(1,849)	(1,711)	(1,623)	(1,475)	(1,505)	(6,314)
Distributions from unconsolidated joint venture	1,188	990	990	990	990	3,960
Incentive management fees [1]	(5,679)	–	–	–	–	–
CAD adjustments attributable to noncontrolling interests	1,027	950	2,477	1,382	138	4,947
CAD attributable to common shareholders	**$ 11,130**	**$ 10,032**	**$ 11,273**	**$ 10,500**	**$ 11,633**	**$ 43,438**
Weighted average common shares outstanding (basic and diluted)	66,178	66,171	66,089	65,927	65,834	66,006
Per Common Share Data (basic and diluted):						
Net loss attributable to common shareholders	$ (0.14)	$ (0.03)	$ (0.33)	$ (0.32)	$ (0.33)	$ (1.00)
FFO attributable to common shareholders	$ 0.31	$ 0.27	$ 0.23	$ 0.11	$ 0.19	$ 0.80
Normalized FFO attributable to common shareholders	$ 0.33	$ 0.29	$ 0.26	$ 0.21	$ 0.20	$ 0.96
CAD attributable to common shareholders	$ 0.17	$ 0.15	$ 0.17	$ 0.16	$ 0.18	$ 0.66

(1) In January 2026, ILPT paid RMR an incentive management fee of $5,679 incurred for the year ended December 31, 2025.

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INDUSTRIAL LOGISTICS PROPERTIES TRUST

KEY FINANCIAL DATA BY INVESTMENT PORTFOLIO

	As of and for the Three Months Ended March 31, 2026					
	ILPT Wholly Owned Properties			Mountain Industrial REIT LLC [1]	Other [2]	ILPT Consolidated
(dollars and sq. ft in thousands, except per sq. ft.)	Mainland	Hawaii	Total			
Ownership %	100%	100%	100%	61%		
Properties	88	226	314	94	1	409
Rentable square feet	21,833	16,729	38,562	20,978	64	59,604
Occupancy %	95.7%	86.2%	91.6%	100.0%	100.0%	94.6%
Selected Balance Sheet Data:						
Total gross assets	$ 1,773,307	$ 740,529	$ 2,513,836	$ 3,081,542	$ 251,685	$ 5,847,063
Total debt (principal)	$ 1,652,886	$ 857,114	$ 2,510,000	$ 1,699,229	$ –	$ 4,209,229
Selected Income Statement Data:						
Rental income	$ 40,495	$ 32,122	$ 72,617	$ 43,432	$ 370	$ 116,419
Net (loss) income	$ (9,045)	$ 11,426	$ 2,381	$ (21,731)	$ 1,491	$ (17,859)
Net (loss) income attributable to common shareholders	$ (9,045)	$ 11,426	$ 2,381	$ (13,256)	$ 1,448	$ (9,427)
NOI	$ 31,596	$ 23,843	$ 55,439	$ 34,604	$ 264	$ 90,307
Cash Basis NOI	$ 30,313	$ 22,873	$ 53,186	$ 33,856	$ 268	$ 87,310
Adjusted EBITDAre	$ 29,225	$ 22,850	$ 52,075	$ 31,047	$ 3,872	$ 86,994
Normalized FFO attributable to common shareholders	$ 5,428	$ 12,250	$ 17,678	$ 2,213	$ 2,092	$ 21,983
CAD attributable to common shareholders	$ 4,298	$ 10,109	$ 14,407	$ 613	$ (3,890)	$ 11,130
Key Ratios:						
Annualized Cash Basis NOI / total gross assets	6.8%	12.4%	8.5%	4.4%		6.0%
Net debt / annualized Adjusted EBITDAre	14.1x	9.4x	12.0x	13.0x		11.6x
Select Quarterly Leasing Activity:						
Leasing activity (sq. ft.):	428	275	703	158	1	862
% change in GAAP rent (weighted average by sq. ft.):	13.7%	39.3%	30.0%	25.2%	3.7%	26.3%
Weighted average lease term by sq. ft. (years):	2.8	13.5	5.6	5.6	5.0	5.6

(1) With the exception of measures attributable to common shareholders, amounts shown reflect 100% ownership interest of this joint venture, not ILPT's proportionate share thereof. Amounts presented are derived from GAAP information and may not be comparable to amounts reflected in this joint venture's standalone financial information.

(2) Other includes data for: 100% ownership interest of one consolidated mainland property containing approximately 64 rentable square feet located in New Jersey in which ILPT has an approximate 67% ownership interest attributable to common shareholders, not ILPT's proportionate share thereof; any corporate assets and liabilities including ILPT's equity investment in its unconsolidated joint venture; and adjustments to remove the noncontrolling interest of Mountain JV from the balance sheet and income statement data.

22

23 INDUSTRIAL LOGISTICS PROPERTIES TRUST NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Non-GAAP Financial Measures: ILPT presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the SEC, including net operating income, or NOI, Cash Basis NOI, earnings before interest, income tax, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, Adjusted EBITDAre, funds from operations, or FFO, attributable to common shareholders, normalized funds from operations, or Normalized FFO, attributable to common shareholders and cash available for distribution, or CAD, attributable to common shareholders. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net loss or net loss attributable to common shareholders, as indicators of ILPT's operating performance or as measures of its liquidity. These measures should be considered in conjunction with net loss and net loss attributable to common shareholders as presented in ILPT's condensed consolidated statements of income (loss). ILPT considers these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net loss and net loss attributable to common shareholders. ILPT believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of its operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of ILPT's properties. NOI and Cash Basis NOI: ILPT calculates NOI and Cash Basis NOI as shown on page 19. ILPT defines NOI as income from its rental of real estate less its property operating expenses. NOI excludes depreciation and amortization. ILPT defines Cash Basis NOI as NOI excluding non-cash revenues and lease termination fees, if any. The calculations of NOI and Cash Basis NOI exclude certain components of net loss in order to provide results that are more closely related to ILPT's property level results of operations. ILPT uses NOI and Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than ILPT does. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders: ILPT calculates FFO attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 20. FFO attributable to common shareholders is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is: (1) net loss attributable to common shareholders calculated in accordance with GAAP, excluding (i) any recovery or loss on impairment of real estate, (ii) any gain or loss on sale of real estate and (iii) equity in earnings or losses of unconsolidated joint venture; (2) plus (i) real estate depreciation and amortization and (ii) ILPT's proportionate share of FFO from unconsolidated joint venture properties; (3) minus FFO adjustments attributable to noncontrolling interests; and (4) certain other adjustments currently not applicable to ILPT. In calculating Normalized FFO attributable to common shareholders, ILPT adjusts for certain nonrecurring items shown on page 20, including adjustments for such items related to the unconsolidated joint venture, if any, loss on extinguishment of debt, if any, and incentive management fees, if any. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by ILPT's Board of Trustees when determining the amount of distributions to its shareholders. Other factors include, but are not limited to, requirements to maintain ILPT's qualification for taxation as a REIT, the then current and expected needs for and availability of cash to pay ILPT's obligations and fund ILPT's investments, limitations in ILPT’s debt agreements, the availability to ILPT of debt and equity capital, its distribution rate as a percentage of the trading price of ILPT's common shares, or dividend yield, and ILPT's dividend yield compared to the dividend yields of other REITs and ILPT's expectation of future capital requirements and operating performance. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than ILPT does. Cash Available for Distribution: ILPT calculates CAD as shown on page 21. ILPT defines CAD as Normalized FFO minus ILPT's proportionate share of Normalized FFO from unconsolidated joint venture properties, plus operating cash flow distributions received from ILPT's unconsolidated joint venture, recurring real estate related capital expenditures, adjustments for other non-cash and nonrecurring items, certain amounts excluded from Normalized FFO but settled in cash, excluding CAD adjustments attributable to noncontrolling interests, equity based compensation, principal amortization, and paid incentive management fees, if any, as well as certain other adjustments currently not applicable to ILPT. CAD is among the factors considered by ILPT's Board of Trustees when determining the amount of distributions to ILPT's shareholders. Other real estate companies and REITs may calculate CAD differently than ILPT does. EBITDA, EBITDAre and Adjusted EBITDAre: ILPT calculates EBITDA, EBITDAre and Adjusted EBITDAre as shown on page 20. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, including ILPT's proportionate share of EBITDAre from unconsolidated joint venture properties, and excluding any gain or loss on the sale of real estate, equity in earnings or losses of unconsolidated joint venture, recovery or loss on impairment of real estate, as well as certain other adjustments currently not applicable to ILPT. In calculating Adjusted EBITDAre, ILPT adjusts for the items shown on page 20. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than ILPT does.

24 INDUSTRIAL LOGISTICS PROPERTIES TRUST NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS (CONTINUED) Annualized dividend yield - Annualized dividend yield is the annualized dividend paid during the applicable period divided by the closing price of ILPT's common shares at the end of the relevant period. Annualized rental revenues - Annualized rental revenues is the annualized contractual base rents from ILPT's tenants pursuant to its lease agreements as of the measurement date, including straight line rent adjustments and estimated recurring expense reimbursements to be paid to ILPT, and excluding lease value amortization. GAAP - GAAP refers to U.S. generally accepted accounting principles. ILPT Wholly Owned Properties - ILPT Wholly Owned Properties refers to 314 properties that are wholly owned by ILPT, including 226 buildings, leasable land parcels and easements containing approximately 16.7 million rentable square feet that are primarily industrial lands located on the island of Oahu, Hawaii, or the Hawaii Portfolio, and 88 properties containing approximately 21.8 million rentable square feet located in 33 other states, or the Mainland Portfolio. Information included in this presentation with respect to the Mainland Portfolio and the Hawaii Portfolio includes certain allocations of interest expense on debts secured by properties in each portfolio and of general and administrative expense based upon the gross asset value of properties in each portfolio. ILPT believes the information presented for these portfolios is useful to investors to provide insight into the financial performance of these portfolios. Incentive management fees - Incentive management fees are estimated and accrued during the applicable measurement period. Actual incentive management fees are calculated based on common share total return, as defined in ILPT's business management agreement, for the three year period ending December 31 of the applicable calendar year, are included in general and administrative expenses in ILPT's condensed consolidated statements of comprehensive income (loss) and are payable to RMR in January of the following calendar year. Mountain JV - Mountain Industrial REIT LLC, or Mountain JV, owns 94 mainland properties containing approximately 21.0 million rentable square feet located in 27 states. ILPT owns a 61% equity interest in this joint venture. ILPT consolidates 100% of this joint venture in its financial statements in accordance with GAAP. Net debt - Net debt is the total outstanding principal of ILPT's debt less cash and cash equivalents and restricted cash and cash equivalents. Non-cash interest expense - Non-cash interest expense includes the amortization of debt discounts, premiums, issuance costs and interest rate caps. Non-cash revenues - Non-cash revenues include lease value amortization and straight line rent adjustments, if any. Percent change in GAAP rent - Percent change in GAAP rent is the percent change from prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization. Same space represents the same land area and building area (with leasing rates for vacant space based upon the most recent rental rate for the same space). Rentable square feet - Represents total square feet available for lease as of the measurement date. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Rolling four quarter CAD - Represents CAD for the preceding twelve month period as of the respective quarter end date. Total gross assets - Total gross assets is total assets plus accumulated depreciation. WALT- Weighted average lease term.